EXHIBIT 10.r
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                                RECEIVABLES SALE

                                       AND

                             CONTRIBUTION AGREEMENT

                          dated as of December 4, 1997

                             SUNBEAM PRODUCTS, INC.

                                       and

                       SUNBEAM ASSET DIVERSIFICATION, INC.

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         RECEIVABLES SALE AND CONTRIBUTION AGREEMENT (this "SALE AGREEMENT"), dated as of December 4, 1997, by and between

         1. Sunbeam Products, Inc., a Delaware corporation (the "PARENT"), and

         2. Sunbeam Asset Diversification, Inc. , a Delaware corporation ("FUNDING").

It is agreed as follows:

         Section 1.  DEFINITIONS.

         Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Receivables Purchase and Servicing Agreement (the "RECEIVABLES PURCHASE AGREEMENT") dated as of December 4, 1997, by and among Funding, as Seller, Llama Retail Funding, L.P., as Purchaser, Capital USA, L.L.C., as Administrative Agent and the Parent, in its individual capacity and as Servicer.

         Section 2.  AGREEMENT TO TRANSFER.

         (a) The Parent hereby agrees, on each Weekly Settlement Date (as defined below), to sell, transfer, absolutely assign, set-over, convey and/or contribute to the capital of Funding, all Receivables of each Designated Obligor owned by the Parent as of the close of business on the immediately preceding Weekly Settlement Date. The Parent and Funding shall enter into a certificate of assignment (the "SALE ASSIGNMENT"), dated as of the date hereof, in the form of Exhibit A hereto, evidencing such sale, transfer, absolute assignment, set-over, conveyance and/or contribution of such Receivables by the Parent to Funding. Each Receivable so sold, transferred, absolutely assigned, conveyed, set-over and/or contributed to Funding is referred to herein as a "SOLD RECEIVABLE."

         (b) On the first Business Day of each week or such other day of the week as agreed to from time to time by the Parent and Funding (each, a "WEEKLY SETTLEMENT DATE"), Funding shall pay the Parent in respect of all Sold Receivables constituting (as of the date such Receivable was transferred to Funding) Eligible Receivables sold, transferred, absolutely assigned, conveyed or set-over to Funding during the week immediately preceding such Weekly Settlement Date an amount (the "Sale Price") equal to the lesser of (i) the cash received by Funding on such day in respect of its financing of such Eligible Receivables and (ii) the fair market value of such Eligible Receivables. To the extent that the Sale Price for such Eligible Receivables is less than the fair market value thereof, the difference shall be deemed a capital contribution by the Parent to Funding. The Sale Price shall be payable by Funding in full by wire transfer on each Weekly Settlement Date to an account designated by the Parent on or before such Weekly Settlement Date. The fair market value of each Sold Receivable that, as of the date such Receivable was transferred to Funding, did not constitute an Eligible Receivable shall be deemed a capital contribution by the Parent to Funding.

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         (c) Upon the sale, transfer, absolute assignment, set-over, conveyance and/or contribution of the Sold Receivables the ownership of each such Receivable shall be vested in Funding and the Parent shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any such Sold Receivable.

         (d) The Parent shall indicate in its Records that ownership of each Sold Receivable is held by Funding or its assignee. In addition, the Parent shall respond to any inquiries with respect to ownership of a Sold Receivable by stating that it is no longer the owner of such Receivable and that ownership of such Sold Receivable is held by Funding or its assignee.

         (e) The Parent shall provide for the direct remittance by each Obligor of all Collections with respect to each Sold Receivable to the account specified to it by the Administrative Agent.

         (f) Until such time as it is notified that Funding has transferred ownership of a Sold Receivable or it is otherwise directed by Funding, the Parent shall conduct the servicing, administration and collection of such Sold Receivable and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect such Sold Receivable, from time to time, all in accordance with (i) customary and prudent servicing procedures for receivables of a similar type, (ii) all applicable laws, rules and regulations, and (iii) without limitation as to its obligations under the preceding clauses (i) and (ii), no less a standard of care than that which it applies to Receivables it services for its own account.

         Section 3.  REPRESENTATIONS AND WARRANTIES OF THE PARENT.

         The Parent, as of each day on which it transfers Receivables, hereby represents to Funding for the benefit of Funding and each of its successors and assigns as follows:

         (a) The Parent is an entity of the type set forth next to its name in the first paragraph of this Agreement and is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business, is in good standing, in each jurisdiction in which the nature of its business requires it to be so qualified, has the power and authority to own and convey all of its properties and to execute and deliver this Agreement and the Related Documents and to perform the transactions contemplated hereby and thereby. The Parent has complied in all material respects with all applicable laws, rules, regulations, and orders with respect to it, its business and properties, and the performance of its obligations hereunder and pursuant to the Related Documents.

         (b) The Parent is intended to be operated in such a manner that Funding would not be substantively consolidated in the bankruptcy estate of the Parent (that is, such that the separate existence of Funding and the Parent would be disregarded), in the event of a bankruptcy or insolvency of the Parent and in such regard the specific matters set forth in the representation and warranty of the Seller in Section 4.1(b) of the Receivables Purchase Agreement regarding the independent operation of the Parent and the Seller are true and correct in all respects.

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         (c) The execution, delivery and performance by the Parent of this
Agreement, the Related Documents and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate or other action on the part of the Parent, (ii) do not contravene or cause the Parent to be in default under (A) the Parent's formation, governance or other organizational documents, any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Parent or its property, or
(B) any law, rule, regulation, order, license requirement writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Seller or its property or the Parent or its property, and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of the property of Funding or the Parent (other than in favor of the Purchaser or the Collateral Agent as contemplated under the Related Documents).

         (d) This Agreement and the Related Documents have each been duly executed and delivered by the Parent and constitute the legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its respective terms.

         (e) No consent of, notice to, filing with or permits, qualifications or other action by any Governmental Authority or any other party is required (i) for the due execution, delivery and performance by the Parent of this Agreement or any of the Related Documents, (ii) for the perfection of or the exercise by each of Funding, the Purchaser, the Administrative Agent or any assignee of the Purchaser of any of its rights or remedies hereunder or thereunder other than consents, notices, filings and other actions which have been obtained or made and complete copies of which have been provided to Funding, the Purchaser or the Administrative Agent.

         (f) There is no pending or threatened, nor any reasonable basis for any, action, suit or proceeding, against or affecting the Parent, its officers or directors, or the property of the Parent, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority (A) asserting the invalidity of this Agreement or any of the Related Documents, (B) seeking to prevent the transfer, sale or pledge of any Sold Receivable or the consummation of any of the transactions contemplated hereby or thereby, (C) seeking any determination or ruling that might materially and adversely affect
(1) the performance by each of Funding or the Parent of its obligations under this Agreement or any of the Related Documents, (2) the validity or enforceability of this Agreement or any of the Related Documents, (3) the Sold Receivables or the Contracts, or (4) the federal income tax attributes of the contribution, sale or pledge of the Sold Receivables, or (D) asserting a claim for payment of money in excess of the Parent Judgment Amount (other than such judgments or orders in respect of which adequate insurance, after application of any deductible, is maintained by the Parent for the payment thereof).

         (g) The principal place of business and chief executive office of the Parent are located at the address set forth under its name on the signature page hereof and there are now no, and during the past four months there have not been, any other locations where the Parent is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located) or keeps Records, except, in each case, as set forth on Schedule 1 hereto. The legal name of the Parent is as set forth at the beginning of this Agreement and the Parent has not changed its name in the last six years, and during such period the Parent did not use, nor does the Parent now use, any

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tradenames, fictitious names, assumed names or "doing business as" names except as set forth on Schedule 1 hereto.

         (h) The Parent is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Related Documents; the Parent is paying its Debts as they mature; the Parent has not incurred Debts beyond its ability to pay as they mature; and the Parent, after giving effect to the transactions contemplated by this Agreement and the Related Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

         (i) For federal income tax, reporting and accounting purposes, the Parent will treat the sale of each Receivable sold, contributed or assigned to Funding pursuant hereto as a sale or absolute assignment, of its full right, title and ownership interest in such Receivable to Funding (and those Receivables contributed to Funding by the Parent pursuant hereto shall be accounted for as an increase in the stated capital of Funding), and the Parent has not in any other respect accounted for or treated the transactions contemplated hereby.

         (j) The Parent has complied in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Receivables and related Contracts (including without limitation, the Fair Labor Standards Act) and all restrictions contained in any indenture, loan or credit agreement, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting the Parent or its property, and has and maintains all permits, licenses, authorizations, registrations, approvals and consents of Governmental Authorities for (A) the activities and business of the Parent and each of its Subsidiaries as currently conducted and as proposed to be conducted, (B) the ownership, use, operation and maintenance by each of them of its properties, facilities and assets, and (C) the performance by the Parent and Funding of this Agreement and the Related Documents.

         (k) The Parent has filed on a timely basis all tax returns (federal, state and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Parent.

         (l) No transaction contemplated by this Agreement requires compliance with any bulk sales act or similar law.

         (m) With respect to the Parent and each of its Subsidiaries, there has occurred no event which has or is reasonably likely to have a material adverse effect on the Parent's operations, including its ability to perform its obligations under this Agreement or the Related Documents as Parent, Servicer or otherwise.

         (n) The consolidated balance sheets of the Parent and its consolidated Subsidiaries for each of the last two years in the period ending as at the Balance Sheet Date and the related statements of income and shareholders' equity of the Parent and its consolidated Subsidiaries for the years then ended, certified without qualification by independent certified public accountants, copies of which have been furnished to the Purchaser and Administrative Agent, fairly present the

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consolidated financial condition, business and operations of the Parent and its consolidated Subsidiaries as at such date and the consolidated results of the operations of the Parent and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP, and since the Balance Sheet Date there has been no material adverse change in any such condition, business or operations.

         (o) Each pension plan or profit sharing plan to which the Parent is a party has been administered and fully funded in accordance with the obligations of the Parent under law and as set forth in such plan, and the Parent has complied with the applicable provisions of ERISA in effect as of each date on which it transfers Receivables to Funding.

         (p) The Parent has valid business reasons for selling or contributing its interests in the Receivables transferred hereunder rather than obtaining a loan secured by such Receivables.

         (q) All information heretofore or hereafter furnished with respect to the Parent to any of Funding, the Purchaser or the Administrative Agent in connection with any transaction contemplated by this Agreement or the Related Documents, including, without limitation, each Request Notice, is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained herein or therein not misleading.

It is understood and agreed that the foregoing representations and warranties shall survive the transfer of the Sold Receivables to Funding and any transfer by Funding of any Sold Receivable or interest in any Sold Receivable by Funding to any subsequent purchaser and shall continue so long as any Sold Receivable shall remain outstanding.

         Section 4. BREACH OF REPRESENTATIONS AND WARRANTIES; REPURCHASE OF SOLD
                    RECEIVABLES.

         Upon discovery by the Parent, Funding or (with respect to Sold Receivables) any subsequent purchaser or its assignee of a breach of any of the representations and warranties in Section 3 hereof which materially and adversely affects the value of a Sold Receivable or the interests of Funding or its assignees therein, the party discovering such breach shall give prompt written notice of such breach to the other parties. Thereafter, if requested by notice from Funding or (with respect to Sold Receivables) any subsequent purchaser, the Parent shall on the next succeeding Weekly Settlement Date repurchase such Sold Receivable by remitting in the manner specified in such notice the Outstanding Balance of such Receivable, provided, however, that if the Parent fails to so remit the Outstanding Balance of such Receivable, Funding shall offset such amount from any amount from the Sale Price to be paid on such Weekly Settlement Date and any future Weekly Settlement Date until the entire amount of such Outstanding Balance has been recovered by Funding. Any such repurchase shall be made without recourse against, or warranty, express or implied, of the transferee of such repurchased Receivable. Such transferee shall execute and deliver such instruments of transfer or assignments as are necessary to vest ownership of such Receivable in the Parent.

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         Section 5. INTENT OF THE PARTIES.

         It is the intention of the parties hereto that the purchase and sale of Receivables from the Parent to Funding be treated for all purposes as a sale of such Receivables and the proceeds thereof. However, if a court of competent jurisdiction were to hold that the transaction evidenced hereby is not a purchase, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the transactions effected hereby shall be deemed to be secured financings in each case under applicable law and, to that end, the Parent hereby grants to Funding a first priority perfected security interest in all of the Parent's right, title and interest in, to and under the following, whether now existing or hereafter created: the Receivables and all documents and instruments executed pursuant thereto, all collections on such Receivables, all other rights relating to and payments made in respect of this Agreement, and all proceeds of any of the foregoing.

         Section 6. INDEMNIFICATION.

         Without limiting any other rights that Funding, its assignee or any director, officer, employer or agent thereof (each, an "INDEMNIFIED PARTY") may have hereunder or under applicable law, the Parent hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or resulting from this Sale Agreement or the use by the Parent of the proceeds of any Sale Price or in respect of any Sold Receivable, any Contract or any fees, costs or expenses imposed on Funding under the Receivables Purchase Agreement, excluding, however,
(a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or (b) the uncollectability of any Sold Receivable unrelated to a breach of a representation and warranty set forth in Section 3 hereof (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS"). Without limiting or being limited by the foregoing, the Parent shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

                         (i) reliance on any representation or warranty made or deemed made by the Parent (or any of its officers) under or in connection with this Sale Agreement (except with respect to a Sold Receivable, as to which Funding's remedies are set forth in Section 4), any report or any other information delivered by the Parent pursuant hereto, which shall have been incorrect in any material respect when made or deemed made or delivered; or

                        (ii) the failure by the Parent to comply with any term, provision or covenant contained in this Sale Agreement, or any agreement executed in connection with this Sale Agreement or with any applicable law, rule or regulation with respect to any Sold Receivable or the related Contract, or the nonconformity of any Sold Receivable or the related Contract with any such applicable law, rule or regulation.

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The Parent acknowledges that, pursuant to the Receivables Purchase Agreement,
Funding may assign its rights of indemnity granted hereunder to the Purchaser and its successors and assigns and upon such assignment, the Purchaser and its successors and assigns shall have all rights of Funding hereunder and may in turn assign such rights. The Parent agrees that, upon such assignment, the Purchaser or its successors and assigns may enforce directly, without joinder of Funding, the indemnities set forth in this Section.

         In addition, in order to facilitate the sale of the Receivables, in the event Funding fails to pay any amounts owing by it pursuant to Section 8.1 or
10.3 of the Receivables Purchase Agreement within 15 days of the date such amount is due, the Parent agrees to reimburse the Purchaser and its successors and assigns for such unpaid amounts.

         Section 7. NOTICES, ETC.

         All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecommunication and express mail) and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth under its name on the signature page hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

         Section 8. BINDING EFFECT; ASSIGNABILITY; SURVIVAL.

         This Sale Agreement shall be binding upon and inure to the benefit of the Parent and Funding, and their respective successors and permitted assigns. The Parent may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Funding and acknowledges that Funding may, and intends to, assign its rights hereunder pursuant to the Receivables Purchase Agreement. The Parent agrees to reasonably cooperate with Funding and its assignees to facilitate such assignments. This Sale Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; PROVIDED, that the rights and remedies with respect to any breach of any representation and warranty made by the Parent pursuant to Section 3 and the indemnification and payment provisions of Section 6 shall be continuing and shall survive any termination of this Sale Agreement.

         Section 9. NO PROCEEDINGS.

         The Parent hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, against Funding any proceeding of the type referred to in Section 7.1(c) of the Receivables Purchase Agreement so long as there shall not have elapsed one year plus one day since the Capital Investment under the Receivables Purchase Agreement has been paid in full in cash.

         Section 10. AMENDMENTS; CONSENTS AND WAIVERS; REMEDIES.

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         No modification, amendment or waiver of, or with respect to, any provision of this Sale Agreement, and all other agreements, instruments and documents delivered pursuant thereto, nor consent to any departure by the Parent or Funding from any of the terms or conditions thereof shall be effective unless it shall be in writing and signed by each of the parties hereto, and following any assignment of the type described in Section 3 or 6, the Purchaser's assignee. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand by the Parent or Funding in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. This Sale Agreement and the documents referred to herein embody the entire agreement of the Parent and Funding with respect to the Sold Receivables and supersede all prior agreements and understandings relating to the subject hereof. No failure on the part of the Parent or Funding to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

         Section 11. SEVERABILITY.

         In case any provision in or obligation under this Sale Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation, shall not in any way be affected or impaired thereby in any other jurisdiction.

         Section 12. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
                     TRIAL.

         (a) THIS SALE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NORTH CAROLINA.

         (b) THE PARENT AND FUNDING HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NORTH CAROLINA AND THE UNITED STATES DISTRICT COURT LOCATED IN CHARLOTTE, NORTH CAROLINA, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE PARENT AND FUNDING EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PARENT OR FUNDING TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S

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RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

         (c) THE PARENT AND FUNDING EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS SALE AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 13. EXECUTION IN COUNTERPARTS.

         This Sale Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, the parties have caused this Sale Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                           SUNBEAM PRODUCTS, INC.

                                           By: /s/ Steven A. Dalberth
                                               ---------------------------------
                                           Name: Steven A. Dalberth
                                           Title: Director, Treasury Operations

                                           1615 South Congress Avenue, Suite 200
                                           Delray Beach, Florida  32445
                                           Attn:  Treasurer
                                           Telecopier Number:  (561) 243-2027

                                           SUNBEAM ASSET DIVERSIFICATION, INC.

                                           By: /s/ Steven A. Dalberth
                                               ---------------------------------
                                           Name: Steven A. Dalberth
                                           Title: Vice President & Treasurer

                                           300 Delaware Avenue, Suite 1704
                                           Wilmington, DE  19801
                                           Attn:
                                           Telecopier Number:


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                                                                       EXHIBIT A
                                                                              To
                                                            RECEIVABLES SALE AND
                                                          CONTRIBUTION AGREEMENT

         SALE ASSIGNMENT, dated as of December 4, 1997, between Sunbeam Products, Inc. (the "PARENT") and Sunbeam Asset Diversification, Inc. ("FUNDING").

         1. We refer to the Receivables Sale and Contribution Agreement, dated as of December 4, 1997, by and between the Parent and Funding (the "SALE AGREEMENT"). All provisions of the Sale Agreement are incorporated herein by reference. All capitalized terms shall have the meanings set forth in the Sale Agreement.

         2. The Parent does hereby sell, transfer, assign, set over, convey and/or contribute to Funding, without recourse, all right, title and interest of the Parent in and to all Receivables of each Designated Obligor from time to time arising and owned by the Parent.

         3. The Parent does hereby make the representations and warranties referred to in Section 3 of the Sale Agreement with respect to each Sold Receivable with full force and effect as if fully set forth herein.

         IN WITNESS WHEREOF, the parties have caused this Sale Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             SUNBEAM PRODUCTS, INC.

                                             By:_______________________________
                                             Name:
                                             Title:

                                             SUNBEAM ASSET DIVERSIFICATION, INC.

                                             By:_______________________________
                                             Name:
                                             Title:


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        ATTACHMENT TO EXHIBIT 10r FILED BY SUNBEAM CORPORATION

        The following Exhibit and Schedule are not filed herewith but will be provided to the Commission upon request.

        EXHIBIT A - SALE ASSIGNMENT

        SCHEDULE 1 - NAMES AND LOCATION OF RECORDS